UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2009

Date of reporting period: March 31, 2009

Item 1. Schedule of Investments:

Putnam Europe Equity Fund
The fund's portfolio
3/31/09 (Unaudited)

COMMON STOCKS (98.9%)(a)
	Shares	Value

Belgium (0.8%)
UCB SA	42,675	$1,258,245
		1,258,245

Denmark (0.5%)
D/S Norden 144A (NON)	29,625	829,255
		829,255

Finland (1.5%)
Nokia OYJ	215,659	2,523,819
		2,523,819

France (17.0%)
BNP Paribas SA	70,547	2,906,612
Christian Dior SA	28,659	1,574,722
Electricite de France	59,054	2,318,327
France Telecom SA	160,257	3,643,028
Total SA	151,985	7,534,990
UBISOFT Entertainment (NON)	106,034	1,939,173
Vallourec SA	19,330	1,791,332
Vinci SA	53,159	1,968,234
Vivendi SA	150,948	3,986,944
		27,663,362

Germany (10.7%)
Allianz SE	47,027	3,960,216
BASF SE	50,169	1,522,388
Bayerische Motoren Werke (BMW) AG	94,188	2,732,015
E.On AG	155,600	4,329,544
MTU Aero Engines Holding AG	68,403	1,603,549
Muenchener Rueckversicherungs-Gesellschaft AG	17,832	2,177,222
Wincor Nixdorf AG	22,802	1,034,479
		17,359,413

Greece (1.9%)
Hellenic Telecommunication Organization (OTE) SA	105,176	1,578,168
National Bank of Greece SA	95,438	1,451,338
		3,029,506

Italy (3.4%)
Fiat SpA	260,592	1,830,651
Finmeccanica SpA	146,888	1,826,843
Prysmian SpA	191,825	1,909,301
		5,566,795

Luxembourg (0.9%)
ArcelorMittal	70,089	1,418,016
		1,418,016

Netherlands (3.9%)
Koninklijke (Royal) KPN NV	236,903	3,166,981
Koninklijke Ahold NV	294,680	3,224,918
		6,391,899

Norway (3.9%)
DnB Holdings ASA	601,312	2,724,070
StatoilHydro ASA	206,074	3,604,911
		6,328,981

Spain (2.4%)
Banco Santander Central Hispano SA	571,918	3,930,837
		3,930,837

Switzerland (17.7%)
Credit Suisse Group	98,107	2,973,595
Nestle SA	231,723	7,838,196
Novartis AG	144,061	5,433,591
Roche Holding AG	48,950	6,715,845
Swisscom AG	4,596	1,288,573
Syngenta AG	6,449	1,295,575
Zurich Financial Services AG	21,227	3,347,417
		28,892,792

United Kingdom (34.3%)
BAE Systems PLC	684,172	3,281,729
BG Group PLC	258,411	3,915,558
BHP Billiton PLC	224,501	4,443,520
BP PLC	1,170,827	7,833,290

British American Tobacco (BAT) PLC	101,775	2,355,871
Britvic PLC	403,443	1,308,478
Centrica PLC	950,549	3,107,294
Davis Service Group PLC	354,097	1,329,239
GlaxoSmithKline PLC	384,429	5,983,913
HSBC Holdings PLC (London Exchange)	800,419	4,529,758
Lloyds Banking Group PLC	657,839	674,131
Michael Page International PLC	383,221	1,006,877
Premier Foods PLC	3,846,941	1,895,211
Prudential PLC	371,844	1,791,223
Reckitt Benckiser PLC	95,166	3,580,451
Vodafone Group PLC	2,978,315	5,201,494
WPP PLC	349,131	1,962,581
Xstrata PLC	243,529	1,624,350
		55,824,968

Total common stocks (cost $213,415,522)		$161,017,888

SHORT-TERM INVESTMENTS (0.0%)(a)
	Shares	Value

Federated Prime Obligations Fund	59,025	$59,025

Total short-term investments (cost $59,025)		$59,025

TOTAL INVESTMENTS

Total investments (cost $213,474,547) (b)		$161,076,913

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/09 (aggregate face value $47,769,561) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

British Pound	$3,504,038	$3,445,386	4/15/09	$58,652
Danish Krone	1,348,672	1,282,996	4/15/09	65,676
Euro	30,042,906	28,623,333	4/15/09	1,419,573
Norwegian Krone	1,618,778	1,531,382	4/15/09	87,396
Swedish Krona	7,308,534	6,478,607	4/15/09	829,927
Swiss Franc	6,610,916	6,407,857	4/15/09	203,059

Total				$2,664,283

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/09 (aggregate face value $49,010,730) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

British Pound	$7,545,558	$7,461,751	4/15/09	$(83,807)
Euro	19,910,364	18,909,077	4/15/09	(1,001,287)
Norwegian Krone	6,587,929	6,225,551	4/15/09	(362,378)
Swedish Krona	1,728,435	1,531,271	4/15/09	(197,164)
Swiss Franc	15,372,605	14,883,080	4/15/09	(489,525)

Total				$(2,134,161)

NOTES

(a) Percentages indicated are based on net assets of $162,798,265.

(b) The aggregate identified cost on a tax basis is $215,916,563, resulting in gross unrealized appreciation and depreciation of $5,008,513 and $59,848,163, respectively, or net unrealized depreciation of $54,839,650.

(NON) Non-income-producing security.

At March 31, 2009, liquid assets totaling $530,122 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The fund had the following industry concentrations greater than 10% at March 31, 2009 (as a percentage of net assets):

Oil and gas	14.1%
Pharmaceuticals	11.9
Banking	10.0

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

At March 31, 2009, fair value pricing was used for certain foreign securities in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management . Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

As of March 31, 2009, due to a decrease in the fund's net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At March 31, 2009, the fund had net unrealized gains of $1,429,724 and net unrealized losses of $899,602 on derivative contracts subject to the Master Agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$59,025	$--

Level 2	161,017,888	530,122

Level 3	--	--

Total	$161,076,913	$530,122

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) - an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position.

Market Values of Derivative Instruments as of March 31, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging
instruments under Statement 133	Market value	Market value

Foreign exchange contracts	$2,665,383	$2,135,261

Total	$2,665,383	$2,135,261

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Europe Equity Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: May 29, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: May 29, 2009